EXHIBIT 99.2


                             PERFORMANCE GROUP, INC.

                               REPORT ON AUDITS OF
                              FINANCIAL STATEMENTS

                          FOR THE 52 WEEK PERIODS ENDED
                     DECEMBER 26, 2003 AND DECEMBER 27, 2002































                  NO EXTRACTS FROM THIS REPORT MAY BE PUBLISHED
                          WITHOUT OUR WRITTEN CONSENT.

                                STEGMAN & COMPANY

                                TABLE OF CONTENTS






INDEPENDENT AUDITORS' REPORT



FINANCIAL STATEMENTS                                                 PAGE
                                                                     ----

         Balance Sheets                                                1

         Statements of Operations and Retained Earnings                2

         Statements of Cash Flows                                      3


NOTES TO FINANCIAL STATEMENTS                                       4 - 7


SUPPLEMENTARY INFORMATION

         Schedules of Contract Costs                                   8

         Schedules of Operating Expenses                               9

                            SUPPLEMENTARY INFORMATION

                          INDEPENDENT AUDITORS' REPORT



Performance Group, Inc.
King George, Virginia


         We have audited the accompanying balance sheets of Performance Group, Inc. (the "Company") as of December 26, 2003 and December 27, 2002 and the related statements of operations and retained earnings, and cash flows for the fifty-two week periods then ended. These financial statements are the responsibility of the management of the Company. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Performance Group, Inc. as of December 26, 2003 and December 27, 2002 and the results of their operations and cash flows for the fifty-two week periods then ended in conformity with accounting principles generally accepted in the United States of America.

         Our audits were made for the purpose of expressing an opinion on the basic financial statements taken as a whole. The supplementary information for the fifty-two week periods ended December 26, 2003 and December 27, 2002 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                               /s/ Stegman & Company




Baltimore, Maryland
May 24, 2004

                             PERFORMANCE GROUP, INC.

                                 BALANCE SHEETS
                     DECEMBER 26, 2003 AND DECEMBER 27, 2002

                                     ASSETS

                                                                 2003           2002
                                                             -----------    -----------

CURRENT ASSETS:
   Cash and cash equivalents                                 $   231,094    $   227,346
   Accounts receivable - trade (billed)                          957,760        561,367
   Accounts receivable - trade (unbilled)                        563,252        675,786
   Other current assets                                             -             2,578
                                                             -----------    -----------

        Total current assets                                   1,752,106      1,467,077
                                                             -----------    -----------

PROPERTY AND EQUIPMENT - at cost:
   Automobile                                                     38,792         38,791
   Equipment                                                     254,716        190,779
   Furniture and fixtures                                         19,584          1,356
   Leasehold improvements                                          4,452           -
                                                             -----------    -----------
                                                                 317,544        230,926
   Accumulated depreciation                                     (176,611)      (118,438)
                                                             -----------    -----------

        Net value of property and equipment                      140,933        112,488
                                                             -----------    -----------

        TOTAL ASSETS                                         $ 1,893,039    $ 1,579,565
                                                             ===========    ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accrued salaries and payroll withholding                  $   120,380    $    97,362
   Accrued vacation and other expenses                            54,999         37,545
                                                             -----------    -----------

        Total current liabilities                                175,379        134,907
                                                             -----------    -----------

STOCKHOLDERS' EQUITY:
   Common stock, par value $10 per share,
     500 shares authorized; 300 shares issued
     and outstanding                                               3,000          3,000
   Retained earnings                                           1,714,660      1,441,658
                                                             -----------    -----------

        Total stockholders' equity                             1,717,660      1,444,658
                                                             -----------    -----------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 1,893,039    $ 1,579,565
                                                             ===========    ===========

See accompanying notes.

                             PERFORMANCE GROUP, INC.

                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                      FOR THE FIFTY-TWO WEEK PERIODS ENDED
                     DECEMBER 26, 2003 AND DECEMBER 27, 2002






                                                     2003            2002
                                                 -----------     -----------

REVENUES                                         $ 4,502,341     $ 4,186,037

CONTRACT COST                                      3,347,101       2,932,397
                                                 -----------     -----------

GROSS PROFIT ON CONTRACTS                          1,155,240       1,253,640

OPERATING EXPENSES                                   292,556         247,558
                                                 -----------     -----------

INCOME FROM OPERATIONS                               862,684       1,006,082

OTHER INCOME                                          22,329           6,660
                                                 -----------     -----------

NET INCOME                                           885,013       1,012,742

RETAINED EARNINGS AT BEGINNING OF THE PERIOD       1,441,658         814,096

DISTRIBUTIONS                                       (612,011)       (385,180)
                                                 -----------     -----------

RETAINED EARNINGS AT END OF THE PERIOD           $ 1,714,660     $ 1,441,658
                                                 ===========     ===========


See accompanying notes.

                             PERFORMANCE GROUP, INC.

                            STATEMENTS OF CASH FLOWS
                      FOR THE FIFTY-TWO WEEK PERIODS ENDED
                     DECEMBER 26, 2003 AND DECEMBER 27, 2002



                                                             2003            2002
                                                         -----------     -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                            $   885,013     $ 1,012,742
   Noncash items included in net income -
     Depreciation                                             58,172          46,521
   Net changes in:
     Accounts receivable - trade (billed and unbilled)      (283,859)       (601,928)
     Other current assets                                      2,578             596
     Accrued salaries and payroll withholdings                23,018          24,752
     Accrued vacation and other expenses                      17,454           1,173
                                                         -----------     -----------

         Net cash provided by operating activities           702,376         483,856
                                                         -----------     -----------

CASH FLOWS FROM INVESTING ACTIVITIES -
   Purchase of property and equipment                        (86,617)        (29,736)
                                                         -----------     -----------

CASH FLOWS FROM FINANCING ACTIVITIES -
   Distributions to stockholder                             (612,011)       (385,180)
                                                         -----------     -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                      3,748          68,940

CASH AND CASH EQUIVALENTS AT BEGINNING
   OF THE PERIOD                                             227,346         158,406
                                                         -----------     -----------

CASH AND CASH EQUIVALENTS AT END
   OF THE PERIOD                                         $   231,094     $   227,346
                                                         ===========     ===========


See accompanying notes.

                             PERFORMANCE GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE FIFTY-TWO WEEK PERIODS ENDED
                     DECEMBER 26, 2003 AND DECEMBER 27, 2002



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              NATURE OF BUSINESS

                   Performance Group, Inc. (the "Company") is a Virginia-based business founded in 1994 providing Geographic Information System (GIS) support in a distributed network support environment, to the Federal and local governments and private sector. The Company's primary customer is the Federal government - particularly the Armed Services. The Company operates out of offices in King George, Virginia and Fredericksburg, Virginia and from site locations throughout the United States.

              USE OF ESTIMATES

                   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

              ACCOUNTS RECEIVABLE - TRADE

                   Accounts receivable - trade consists of billed and unbilled amounts. The majority of accounts receivable - trade are from the United States government. Therefore, collection of accounts receivable is expected and an allowance for uncollected amounts is deemed not necessary. Accounts receivable - trade (unbilled) represents work completed by the Company and not yet billed. It is common for accounts receivable - trade to take several months before it is collected, especially for government contracts. Accounts receivable - trade are charged off only after all reasonable attempts to collect the accounts receivable have been explored. Therefore, accounts receivable - trade are not normally considered past due.

              CONTRACT ACCOUNTING

                   Revenue on time and materials contracts (substantially all the total revenues for 2003 and 2002) is recognized to the extent of billable rates multiplied by hours performed, plus other direct costs. Revenue on fixed-price and other contracts is recognized as the work progresses and is based on costs incurred in relation to the total estimated costs. Furthermore, time and material contracts are fully funded by appropriations and may be subject to other risks inherent in government contracts, such as termination for the convenience of the government. The majority of contracts last one or more years and are renewable each year at the discretion of the government. Since the contracts are mostly time and material, contracts in progress at the end of the Company's fiscal year are only recorded to the extent that work has been completed.

              INCOME TAXES

                   The Company has elected to be treated as an "S" Corporation in accordance with the Internal Revenue Code. As an "S" Corporation, the Company is not taxed, except for certain state taxes, rather the stockholder is taxed at the individual level. Additionally, the Company files its tax return on the cash basis of accounting which differs from its financial statement reporting.

              PROPERTY AND EQUIPMENT

                   Property and equipment are stated at cost. Depreciation is calculated using straight-line methods based on the useful lives as follows:

                             Automobile                         5 years
                             Equipment                     3 to 5 years
                             Furniture and fixtures             5 years
                             Leasehold improvements         2 - 5 years

                   Expenditures for repairs and maintenance are charged to expense as incurred. When assets are retired or otherwise disposed of, the asset and the related allowance for depreciation are eliminated from the accounts and any resulting gain or loss is reflected in income.

              METHOD OF ACCOUNTING

                   The Company uses the accrual method of accounting for financial reporting purposes.

              CASH AND CASH EQUIVALENTS

                   For purposes of the statement of cash flows, investments with maturities of three months or less at the balance sheet date are considered to be cash equivalents.

              ADVERTISING

                   Advertising costs are expensed as incurred. Advertising costs totaled $531 and $1,065 for 2003 and 2002, respectively.

              SOFTWARE DEVELOPMENT/RESEARCH

                   The Company primarily uses a standard software program and customizes it for the respective contracts. The program may be installed at one military base, but has applications for other locations. As a marketing tool, the Company sometimes offers the software program to other locations. The Company developed one specialized software application that it plans to sell in the future. The cost of developing this software is not material and has been expensed in 2003 and 2002.

2. FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF RISK CREDIT

                The Company grants credit to its customers in the normal course of doing business. Substantially all accounts receivable - trade are due from the Federal government. Additionally, the Company maintains cash balances in financial institutions, at varying times during the years that exceed insured limits.

3. OPERATING LEASES/RELATED PARTY

                The Company leases office space under a two-year lease which expires in March 2005. The monthly payment under the lease agreement is $5,191 with an annual increase of 3%. The lease includes two, three-year renewal options.

                As of December 26, 2003, the Company is committed to make lease payments as follows:

                              2004                      $63,696
                              2005                       16,041

                The Company also leases office space from its President and sole stockholder on a month-to-month basis for $1,500 per month.

                Rental expense for the above leases and all rentals of the Company charged to operations amounted to $52,837 and $18,000 in 2003 and 2002, respectively.

4. RETIREMENT PLANS

                The Company maintains a profit-sharing plan for the benefit of its employees. Contributions are made quarterly, but are at the full discretion of the President and sole stockholder of the Company. Employees are eligible for the profit sharing plan after ninety days of employment and are considered full-time workers. An employee is full-time upon working 32 hours per week. Contributions for 2003 and 2002 were $102,465 and $76,818, respectively.

                The Company also offers a 401(k) retirement plan eligible to all full-time employees commencing on the first day of employment.

                The Company agrees to match employee contributions as follows:

                      EMPLOYEE CONTRIBUTION                   EMPLOYER
                         AS A % OF SALARY                      MATCH

                               3%                                 3%
                               4%                               3.5%
                               5%                                 4%

                Contributions for 2003 and 2002 were $76,000 and $47,494, respectively.

5. SUBSEQUENT EVENTS/COMMITMENTS

                In May 2004, the Company tentatively agreed to sell substantially all its assets to Essex Corporation. The agreement calls for the seller to maintain working capital of $460,000, as of the settlement date and to transfer all existing contracts to the purchaser. The purchase price is expected to be $5,000,000 in cash. The President and sole stockholder of the Company will enter into a one-year employment agreement with the purchaser and will enter into a covenant not to compete with the purchaser for three years after closing.

6.      CONCENTRATIONS

                As previously stated, virtually all revenue and accounts receivable are with the Federal government, particularly, the United States Army. Additionally, the Company provides specialty technical abilities as a major part of their business.

7.      BACKLOG

                At  December  26,  2003,   the  Company  had  signed   contracts
outstanding totaling $4,173,302 for work not yet performed.

                             PERFORMANCE GROUP, INC.

                           SCHEDULES OF CONTRACT COSTS
                      FOR THE FIFTY-TWO WEEK PERIODS ENDED
                     DECEMBER 26, 2003 AND DECEMBER 27, 2002


                                                   2003              2002
                                                ----------        ----------

DIRECT COSTS:
    Direct labor                                $2,007,940        $1,608,469
    Travel                                          49,891            31,630
    Materials                                      171,338           340,248
    Other                                             -                1,000
                                                ----------        ----------

          Total direct costs                     2,229,169         1,981,347
                                                ----------        ----------

INDIRECT COSTS:
    Automobile expenses                              5,125             3,954
    Bonuses                                        178,267           147,662
    Business development                             3,681             9,012
    Conferences and meeting                          4,993             6,590
    Depreciation                                    52,355            41,869
    Fees                                            41,683            32,142
    Insurance                                       61,920            58,203
    Miscellaneous                                    8,049             7,692
    Office supplies                                 60,196            29,804
    Payroll taxes                                  184,794           149,692
    Retirement plans                               142,772            99,450
    Postage                                            965             1,382
    Professional services                           16,643            14,810
    Rent                                            52,837            18,000
    Repair and maintenance                           3,763             3,965
    Salaries                                        53,181           121,487
    Telephone                                       14,570            11,477
    Trave                                           l2,717             6,744
    Utilities                                        4,007             4,461
    Vacation and sick leave                        225,414           182,654
                                                ----------        ----------

          Total indirect costs                   1,117,932           951,050
                                                ----------        ----------

          Total direct and indirect costs       $3,347,101        $2,932,397
                                                ==========        ==========

See accountants' report.

                             PERFORMANCE GROUP, INC.

                         SCHEDULES OF OPERATING EXPENSES
                      FOR THE FIFTY-TWO WEEK PERIODS ENDED
                     DECEMBER 26, 2003 AND DECEMBER 27, 2002


                                                  2003               2002
                                               ----------         ----------

Advertising                                    $      531         $    1,065
Automobile                                            312                 76
Bad debts                                          26,892             16,365
Bank charges                                        1,977              3,953
Business development                                  964              6,114
Computer supplies                                   1,304                -
Conferences and meeting                            14,055             13,444
Contributions                                       7,023                -
Depreciation                                        5,817              4,652
Dues and subscriptions                              7,465             10,482
Insurance                                           5,802              4,786
Licenses and taxes                                 13,986              3,841
Miscellaneous                                       4,250              1,923
Payroll taxes                                       7,620              7,878
Printing expense                                    1,429              2,202
Profit sharing                                     35,693             24,862
Repairs and maintenance                             2,668                -
Salaries                                          117,822            114,861
Training                                            9,763             10,358
Travel                                             11,843             10,523
Vacation and leave expense                         15,340             10,173
                                               ----------         ----------

         Total operating expenses              $  292,556         $  247,558
                                               ==========         ==========

See accountants' report.